Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Link Scaffold Products North America, Inc. (the "Company") on Form 10-K for the year ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Porfirio Simões, our Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, our financial condition and results of operations.

SCAFFOLD PRODUCTS NORTH AMERICA, INC. (REGISTRANT)

Date: October 7, 2010	By:	/s/ Porfirio Simões Porfirio Simões
Chief Executive Officer